ACQUISITIONS (Tables)	6 Months Ended
Jun. 30, 2018
Eagle Ford
BUSINESS COMBINATIONS
Schedule of fair value of assets and liabilities as at the date of acquisition

The following table reflects the provisional fair value of the assets acquired and the liabilities assumed as at the date of acquisition (in thousands):

Fair value of assets acquired:
Development and production assets	$179,558
Exploration and evaluation assets	43,642
Fair value of liabilities assumed:
Restoration provision	(7,435)
Net assets acquired	$215,765

Purchase price:
Total consideration paid	$220,132
Consideration adjustment receivable due from Sellers	(4,367)
Cash consideration	$215,765